360 FUNDS

RVX Emerging Markets Equity Fund (the “Fund”)

Investor Class (Ticker Symbol: RVXEX)

Institutional Shares (Ticker Symbol: RVEMX)

Supplement dated April 10, 2018

To the Fund’s Prospectus and Statement of Additional Information

dated March 19, 2018

This Supplement revises information in the Fund’s prospectus and statement of additional information dated March 19, 2018. If you would like another copy of the Fund’s prospectus, call us at 877-244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 to request a free copy.

The following change is made with respect to the Fund’s Prospectus and Statement of Additional Information:

The principal place of business of the Fund’s sub-adviser, RVX Asset Management, LLC, is 20900 NE 30th Avenue, Suite 401, Aventura, FL 33180.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE